Government Income Portfolio
PORTFOLIO OF INVESTMENTS December 31, 1998

                    Principal
                      Amount
Issuer           (000's omitted)    Value
-------------------------------------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION -- 14.3%
-------------------------------------------
6.50%, 2009            $ 189    $   192,550
6.50%, 2011            3,438      3,505,422
6.50%, 2019              825        828,266
7.00%, 2008            1,064      1,064,408
7.00%, 2013            4,984      5,123,419
7.25%, 2022              396        398,036
8.00%, 2006              140        144,049
8.00%, 2007              141        145,020
8.00%, 2017              176        184,844
8.00%, 2021              167        174,591
8.00%, 2022              124        128,807
9.50%, 2016                1          1,449
9.50%, 2017               37         39,780
9.50%, 2018               26         27,514
9.50%, 2019               27         28,585
9.50%, 2020               36         38,368
                                -----------
Total Government
  National Mortgage
  Association                    12,025,108
                                -----------
U.S. & OTHER GOVERNMENT
OBLIGATIONS -- 77.2%
-------------------------------------------
Israel State
  U.S. Government
  Guaranteed Notes
  5.70% due 2/15/03    5,000      5,103,500
United States
  Treasury Notes,
  5.625% due 11/30/99  7,000      7,061,250
  5.375% due 1/31/00   5,000      5,037,500
  6.875% due 3/31/00   6,000      6,156,540
  5.375% due 6/30/00  10,000     10,103,100
  4.00% due 10/31/00   4,000      3,956,880
  4.625% due 11/30/00  4,500      4,502,790
  5.625% due 11/30/00  3,500      3,562,335
  6.50% due 08/31/01   8,000      8,366,240
  6.625% due 04/30/02  8,500      8,995,380
  5.75% due 04/30/03   2,000      2,081,880
                                -----------
                                 59,823,895
                                -----------
Total U.S. & Other Government
  Obligations                    64,927,395
                                -----------


                        Principal
                          Amount
Issuer               (000's omitted)      Value

SHORT-TERM OBLIGATIONS -- 7.6%
-------------------------------------------------
First Union
  Repurchase Agreement
  4.95% due 1/04/99
  proceeds at maturity
  $3,433,888 (collateralized
  by $2,117,000
  U.S. Treasury Bond
  12.50% due 08/15/14,
  valued at $3,505,519)               $ 3,432,000

State Street
  Repurchase Agreement
  4.50% due 1/04/99
  proceeds at maturity
  $3,001,500 (collateralized
  by $2,910,000
  U.S. Treasury Note
  6.25% due 10/31/01,
  (valued at $3,032,311)                3,000,000
                                      -----------
Total Short-Term Obligations
  at amortized cost                     6,432,000
                                      -----------
Total Investments
  (Identified Cost
  $83,369,009)                99.1%    83,384,503
Other Assets,
  Less Liabilities             0.9        762,281
                             -----    -----------
Net Assets                   100.0%   $84,146,784
                             =====    ===========

See notes to financial statements

Government Income Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
================================================================================
Assets:
Investments at value (Note 1A) (Identified Cost, $83,369,009)       $83,384,503
Cash                                                                        242
Interest receivable                                                     786,083
--------------------------------------------------------------------------------
    Total assets                                                     84,170,828
--------------------------------------------------------------------------------
Liabilities:
Payable to affiliates-Investment advisory fees (Note 2)                  24,044
--------------------------------------------------------------------------------
Net Assets                                                          $84,146,784
================================================================================
Represented by:
Paid-in capital for beneficial interests                            $84,146,784
================================================================================


Government Income Portfolio
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
================================================================================
Investment Income: (Note 1B):                                        $3,937,543
Expenses:
Investment advisory fees (Note 2)                       $235,934
Administrative fees (Note 3)                              33,706
Expense fees (Note 6)                                         20
--------------------------------------------------------------------------------
    Total expenses                                       269,660
Less aggregate amount waived by the
  Administrator (Note 3)                                 (33,706)
--------------------------------------------------------------------------------
Net expenses                                                            235,954
--------------------------------------------------------------------------------
    Net investment income                                             3,701,589
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions           495,657
Unrealized appreciation of investments                   134,572
--------------------------------------------------------------------------------
    Net realized and unrealized gain on investments                     630,229
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $4,331,818
================================================================================

See notes to financial statements

Government Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                          For the year ended
                                                              December 31,
                                                       -------------------------
                                                          1998          1997
================================================================================
Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                  $3,701,589    $3,170,048
Net realized gain (loss) from investment transactions     495,657      (113,894)
Unrealized appreciation of investments                    134,572       507,465
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations    4,331,818     3,563,619
--------------------------------------------------------------------------------
Capital Transactions:
Proceeds from contributions                            48,935,387    26,243,756
Value of withdrawals                                  (30,418,418)  (22,008,195)
--------------------------------------------------------------------------------
Net increase in net assets from capital transactions   18,516,969     4,235,561
--------------------------------------------------------------------------------
Net Increase in Net Assets                             22,848,787     7,799,180
--------------------------------------------------------------------------------
Net Assets:
Beginning of period                                    61,297,997    53,498,817
--------------------------------------------------------------------------------
End of period                                         $84,146,784   $61,297,997
================================================================================


Government Income Portfolio
FINANCIAL HIGHLIGHTS
                                                                            For the Period
                                                                              May 1, 1994
                                                                             (Commencement
                                            Year Ended December 31,        of Operations) to
                                                                              December 31,
                                     1998       1997       1996       1995        1994
============================================================================================
Ratios/Supplemental Data:
Net Assets, end of period
  (000's omitted)                   $84,147    $61,298    $53,499    $53,145    $55,673
Ratio of expenses to
  average net assets                   0.35%      0.35%      0.35%      0.36%      0.43%*
Ratio of net investment income
  to average net assets                5.49%      5.65%      5.75%      5.80%      5.27%*
Portfolio turnover                      288%       126%       100%       284%        40%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated, the ratios would have been as follows:

Ratios:
Expenses to average
  net assets                           0.40%      0.41%      0.40%      0.40%      0.44%*
Net investment income
  to average net assets                5.44%      5.59%      5.70%      5.76%      5.26%*
============================================================================================

*Annualized

See notes to financial statements

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies Government Income Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. Citibank is a wholly owned subsidiary of Citigroup, Inc.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. Investment Security Valuations Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the counter prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as income.

     C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

     D. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

     E. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     F. TBA Purchase Commitments The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

     Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

     G. Futures contracts The Portfolio may engage in futures transactions.The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument.

     Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

     Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

     There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. No such instruments were held at December 31, 1998.

     H. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. Investment Advisory Fees The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $235,934 for the year ended December 31, 1998. The investment advisory fees are computed at the annual rate of 0.35% of the Portfolio's average daily net assets.

3. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $33,706, all of which was voluntarily waived, for the year ended December 31, 1998. Citibank acts as Sub-Administrator and performs certain duties and receives compensation from SFG from time to time as agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

4. Purchases And Sales Of Investments Purchases and sales of U.S. Government securities, other than short-term obligations, aggregated $197,220,054 and $175,826,293, respectively, for the year ended December 31, 1998.

5. Federal Income Tax Basis Of Investments The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $83,369,009
================================================================================
Gross unrealized appreciation                                     $   391,611
Gross unrealized depreciation                                        (376,117)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $ 15,494
================================================================================

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

6. Expense Fees SFG has entered into an expense  agreement  with the  Portfolio.
SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

     The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.35% of the Portfolio's average daily net assets.

7. Line of Credit The Portfolio, along with various other Portfolios in the CitiFunds Family, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1998, the commitment fee allocated to the Portfolio was $215. Since the line of credit was established, there have been no borrowings.

Government Income Portfolio
INDEPENDENT AUDITORS' REPORT

To the Trustees and the Investors of The Premium Portfolios (the Trust), with respect to its series, Government Income Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Government Income Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1998, and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
February 12, 1999


20